UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2017

DXC TECHNOLOGY COMPANY

(Exact name of Registrant as specified in its charter)

Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 245-9675

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 9, 2017, DXC Technology Company (the “Company”) completed its previously announced exchange offers (the “Exchange Offers”) to exchange (i) any and all validly tendered and not validly withdrawn 4.450% Senior Notes due 2022 (the “Old 2022 Notes”) issued by Computer Sciences Corporation (“CSC”) for new 4.450% Senior Notes due 2022 (the “New 2022 Notes”) of the Company (the “CSC Exchange”), and (ii) any and all validly tendered and not validly withdrawn 2.875% Senior Notes due 2020 (the “Old 2020 Notes”), 4.250% Senior Notes due 2024 (the “Old 2024 Notes”) and 4.750% Senior Notes due 2027 (the “Old 2027 Notes”) issued by the Company in a private placement, for new 2.875% Senior Notes due 2020 (the “New 2022 Notes”), 4.250% Senior Notes due 2024 (the “New 2024 Notes”) and 4.750% Senior Notes due 2027 (the “New 2027 Notes”) to be issued by DXC which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), (the “DXC Exchange” and together with the CSC Exchange, the “Exchange Offers”). We refer herein to the Old 2020 Notes, the Old 2022 Notes, the Old 2024 Notes and the Old 2027 Notes as the “Old Notes” and the New 2020 Notes, the New 2022 Notes, the New 2024 Notes and the New 2027 Notes as the “New Notes”.

Pursuant to the Exchange Offers, the aggregate principal amounts of the Old Notes set forth below were validly tendered and accepted:

(i)	$500,000,000 aggregate principal amount of Old 2020 Notes;

(ii)	$274,470,000 aggregate principal amount of Old 2022 Notes;

(iii)	$500,000,000 aggregate principal amount of Old 2024 Notes; and

(iv)	$499,550,000 aggregate principal amount of Old 2027 Notes.

In connection with the settlement of the Exchange Offers, on August 9, 2017, the Company issued (i) $500,000,000 aggregate principal amount of New 2020 Notes, (ii) $274,470,000 aggregate principal amount of New 2022 Notes, (iii) $500,000,000 aggregate principal amount of New 2024 Notes and (iv) $499,500,000 aggregate principal amount of New 2027 Notes in exchange for the validly tendered and accepted Old Notes.

The Notes have been registered under the Securities Act of 1933, as amended (the “Act”) pursuant to two Registration Statements on Form S-4 (the “registration statements”). Both registration statements were filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2017, and were declared effective on July 11, 2017. The CSC Exchange offer was made pursuant to the terms and conditions set forth in DXC’s prospectus, dated as of July 11, 2017, which forms a part of the registration statement applicable to the CSC Exchange. The DXC Exchange offer was made pursuant to the terms and conditions set forth in DXC’s prospectus, dated as of July 11, 2017, which forms a part of the registration statement applicable to the DXC Exchange.

The New 2022 Notes are governed by the terms of an indenture (the “Base Indenture”), dated as of March 27, 2017, between the Company and the U.S. Bank National Association (the “Trustee”), as supplemented by a second supplemental indenture (the “Second Supplemental Indenture”), dated as of August 9, 2017, between the Company and the Trustee. The New 2020 Notes, New 2024 Notes and New 2027 Notes are governed by the terms of the Base Indenture, as supplemented by a third supplemental indenture (the “Third Supplemental Indenture”), dated as of August 9, 2017, between the Company and the Trustee.

The foregoing summary of the Second Supplemental Indenture and the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Second Supplemental Indenture and the Third Supplemental Indenture, copies of which are filed with this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated August 9, 2017, between DXC Technology Company and U.S. Bank National Association, as trustee.

4.2	Third Supplemental Indenture, dated August 9, 2017, between DXC Technology Company and U.S. Bank National Association, as trustee.

4.3	Form of DXC Technology Company’s 2.875% Senior Notes due 2020 (included in Exhibit 4.2).

4.4	Form of DXC Technology Company’s 4.450% Senior Notes due 2022 (included in Exhibit 4.1).

4.5	Form of DXC Technology Company’s 4.250% Senior Notes due 2024 (included in Exhibit 4.2).

4.6	Form of DXC Technology Company’s 4.750% Senior Notes due 2027 (included in Exhibit 4.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

DXC TECHNOLOGY COMPANY

Dated: August 9, 2017	By:	/s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated August 9, 2017, between DXC Technology Company and U.S. Bank National Association, as trustee.

4.2	Third Supplemental Indenture, dated August 9, 2017, between DXC Technology Company and U.S. Bank National Association, as trustee.

4.3	Form of DXC Technology Company’s 2.875% Senior Notes due 2020 (included in Exhibit 4.2).

4.4	Form of DXC Technology Company’s 4.450% Senior Notes due 2022 (included in Exhibit 4.1).

4.5	Form of DXC Technology Company’s 4.250% Senior Notes due 2024 (included in Exhibit 4.2).

4.6	Form of DXC Technology Company’s 4.750% Senior Notes due 2027 (included in Exhibit 4.2).